UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2021
Talend S.A.
(Exact name of registrant as specified in its charter)

France	001-37825	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5-7, rue Salomon de Rothschild
Suresnes,	France	92150
(Address of principal executive offices)		(Zip Code)
+33 (0) 1 46 25 06 00
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.08 per share	TLND	The NASDAQ Stock Market LLC
Ordinary shares, nominal value €0.08 per share*		The NASDAQ Stock Market LLC*
*  Not for trading, but only in connection with the listing of the American Depositary Shares on the NASDAQ Stock Market LLC.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Talend S.A. (the "Company") held its Annual Combined General Meeting of shareholders (the “Annual Meeting”) on June 29, 2021. The matters voted upon by the Company's shareholders at the Annual Meeting and the voting results for each proposal are set forth below.

Proposal 1: To ratify the provisional appointment of Ms. Elissa Fink as a director

For	Against	Abstain	Broker Non-Votes
16,496,676	85,729	229,728	0
The shareholders ratified the provisional appointment of Ms. Fink as a director and she will serve as a director until the 2022 Annual General Meeting of shareholders and until her successor is duly elected and qualified, subject to earlier death, resignation or removal.
Proposal 2: To ratify the provisional appointment of Mr. Ryan Kearny as a director

For	Against	Abstain	Broker Non-Votes
16,501,075	81,204	229,854	0
The shareholders ratified the provisional appointment of Mr. Kearny as a director until the 2021 Annual General Meeting of shareholders and until his successor is duly elected and qualified, subject to earlier death, resignation or removal.
Proposal 3: To renew the term of office of Mr. Ryan Kearny as a director

For	Against	Abstain	Broker Non-Votes
16,501,083	81,086	229,964	0
Mr. Kearny was elected to serve as a director until the 2024 Annual General Meeting of shareholders and until his successor is duly elected and qualified, subject to earlier death, resignation or removal.
Proposal 4: To renew the term of office of Mr. Patrick Jones as a director

For	Against	Abstain	Broker Non-Votes
16,456,544	125,635	229,954	0
Mr. Jones was elected to serve as a director until the 2024 Annual General Meeting of shareholders and until his successor is duly elected and qualified, subject to earlier death, resignation or removal.
Proposal 5: To renew the term of office of Ms. Christal Bemont

For	Against	Abstain	Broker Non-Votes
16,495,705	86,718	229,710	0
Ms. Bemont was elected to serve as a director until the 2024 Annual General Meeting of shareholders and until her successor is duly elected and qualified, subject to earlier death, resignation or removal.
Proposal 6: To approve, on an advisory basis, the compensation of the Company's named executive officers

For	Against	Abstain	Broker Non-Votes
15,813,405	767,085	231,643	0
The shareholders approved, on an advisory basis, the compensation of the Company's named executive officers.
Proposal 7: To approve the statutory financial statements for the year ended December 31, 2020

For	Against	Abstain	Broker Non-Votes
16,505,114	48,274	258,745	0
The shareholders approved the Company's statutory financial statements for the year ended December 31, 2020.
Proposal 8: To allocate earnings for the year ended December 31, 2020

For	Against	Abstain	Broker Non-Votes
16,503,989	49,257	258,887	0
The shareholders approved the allocation of earnings for the year ended December 31, 2020.
Proposal 9: To approve the consolidated financial statements for the year ended December 31, 2020 prepared in accordance with IFRS

For	Against	Abstain	Broker Non-Votes
16,506,150	46,247	259,736	0
The shareholders approved the the consolidated financial statements for the year ended December 31, 2020 prepared in accordance with IFRS.
Proposal 10: To approve an indemnification agreement entered into with Ms. Elissa Fink (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)

For	Against	Abstain	Broker Non-Votes
13,173,270	3,406,719	232,144	0
The shareholders approved the indemnification agreement entered into with Ms. Fink.
Proposal 11: To approve an indemnification agreement entered into with Mr. Ryan Kearny (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)

For	Against	Abstain	Broker Non-Votes
13,177,137	3,403,183	231,813	0
The shareholders approved the indemnification agreement entered into with Mr. Kearny.
Proposal 12: To approve a consulting agreement entered into with Mr. Michael Tuchen (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)

For	Against	Abstain	Broker Non-Votes
12,851,525	3,423,653	536,955	0
The shareholders approved the consulting agreement entered into with Mr. Tuchen.

Proposal 13: To approve a separation agreement and release entered into with Mr. Laurent Bride (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)

For	Against	Abstain	Broker Non-Votes
16,493,533	87,767	230,833	0
The shareholders approved the separation agreement and release entered into with Mr. Bride.
Proposal 14: To ratify the selection of KPMG LLP as the independent registered public accountant for the Company for the fiscal year ended December 31, 2021 with respect to the Company's financial statements prepared in accordance with generally accepted accounting principles in the United States for SEC reporting purposes

For	Against	Abstain	Broker Non-Votes
16,505,965	47,382	258,786	0
The shareholders ratified the selection of KPMG LLP as the independent registered public accountant for the Company for the fiscal year ended December 31, 2021 with respect to the Company's financial statements prepared in accordance with generally accepted accounting principles in the United States for SEC reporting purposes.
Proposal 15: To delegate authority to the board of directors to grant existing and/or newly issued free shares of the Company to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code

For	Against	Abstain	Broker Non-Votes
14,983,524	1,050,284	778,325	0
The shareholders approved the delegation of authority to the board of directors to grant existing and/or newly issued free shares of the Company to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code.
Proposal 16: To delegate authority to the board of directors to issue share warrants (bons de souscription d'actions), without shareholders' preferential subscription right, for the benefit of a category of persons meeting certain characteristics

For	Against	Abstain	Broker Non-Votes
12,337,912	3,695,702	778,519	0
The shareholders approved the delegation of authority to the board of directors to issue share warrants (bons de souscription d'actions), without shareholders' preferential subscription right, for the benefit of a category of persons meeting certain characteristics.
Proposal 17: To delegate authority to the board of directors to grant options to subscribe for new ordinary shares or options to purchase ordinary shares of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-180 et seq. of the French Commercial Code

For	Against	Abstain	Broker Non-Votes
14,889,600	1,114,345	808,188	0
The shareholders approved the delegation of authority to the board of directors to grant options to subscribe for new ordinary shares or options to purchase ordinary shares of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-180 et seq. of the French Commercial Code.

Proposal 18: To limit the amount of issues under Proposal Nos. 15, 16 and 17

For	Against	Abstain	Broker Non-Votes
16,332,495	244,517	235,121	0
The shareholders approved the overall limit on the amounts of issues under Proposal Nos. 15, 16 and 17.
Proposal 19: To delegate authority to the board of directors to increase the share capital by way of the issue of shares of the Company to participants in a company savings plan (plan d’épargne d’entreprise) established in accordance with Articles L. 3332-1 et seq. of the French Labor Code

For	Against	Abstain	Broker Non-Votes
16,442,268	139,274	230,591	0
The shareholders approved the delegation of authority to the board of directors to increase the share capital by way of the issue of shares of the Company to participants in a company savings plan (plan d'épargne d'enterprise) established in accordance with Articles L. 3332-1 et seq. of the French Labor Code.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talend S.A.

By:	/s/ Aaron Ross
Aaron Ross
General Counsel
Date: June 30, 2021